10.2 AMENDMENT TO LEASE AGREEMENT FOR 3020 NORTH EL PASO, STE. 103, COLORADO SPRINGS, CO 80907, DATED MAY 20, 1999.

                              AMENDMENT #1 TO LEASE

LANDLORD:   Lapham Enterprises
            P.O. Box 7208
            Colorado Springs, CO  80933

TENANT:     Anything,  Inc.
            3020 N. El Paso Street
            Colorado Springs, CO  80907

PREMISES:   3020 N. El Paso Street
            Colorado Springs, CO  80907

LEASE  DATE:     June 2, 1998

This  amendment  made  and  entered  into  by  and  between  Lapham  Enterprises
(hereinafter referred to as the Landlord), and Anything, Inc. (hereinafter referred to as the Tenant)

WITNESSETH: Anything, Inc. previously entered into a Lease dated June 2, 1998 ("Lease") for the premises commonly referred to as 3020 N. El Paso Street, Suite #103, Colorado Springs, Colorado. The term of the Lease commenced June 3, 1998 and ends on May 31, 1999.

                     NOW THEREFORE, IT IS AGREED AS FOLLOWS:

1. Term: The term of the Lease agreement shall be extended for Twelve (12) additional months hence revising the Lease expiration date to May 31, 2000.

2. Rent Amount: In consideration of said Lease extension Tenant agrees to pay Landlord as base rent for the premises an amount of Twelve Thousand, Three Hundred Sixty Dollars ($12,360.00) payable in equal monthly installments of $1,030.00.

     Such monthly rental payments shall be payable in advance by the 1st day of each and every calendar month at the office of the Landlord, or such other place as the Landlord from time to time may designate in writing.

3. DISCLOSURE: Tenant understands that Robert J. Lapham is acting as agent of the Landlord in this transaction with duty to respect the Landlord's best interest. Furthermore, Tenant is advised to seek appropriate Legal and Financial counsel prior to accepting this Amendment.

4. RATIFICATION: All terms and conditions of the original Lease except as expressly modified herein, shall be unchanged, remain in full force and effect, and are hereby ratified, confirmed, and approved by both the Landlord and Tenant.

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IN  WITNESS  WHEREOF,  the  Landlord  and  Tenant  have  entered into this Lease
Amendment  consisting  of  Four  (4)  provisions  this  20th  day  of May, 1999.

TENANT:
ANYTHING,  INC.

BY:  /s/  J.  Scott  Sitra
TITLE  President/CEO

LANDLORD:
LAPHAM  ENTERPRISES

BY:  /s/  Robert  J.  Lapham
TITLE:  Manager




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